UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ORCHESTRA BIOMED HOLDINGS, INC.

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Your Vote Counts! ORCHESTRA BIOMED HOLDINGS, INC. 150 UNION SQUARE DRIVE NEW HOPE, PA 18938 ORCHESTRA BIOMED HOLDINGS, INC. 2024 Annual Meeting Vote by June 19, 2024 11:59 PM Eastern Time You invested in ORCHESTRA BIOMED HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2024. Vote Virtually at the Meeting* June 20, 2024 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/OBIO2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47875-P11952 Get informed before you vote View the Notice and Proxy Statement and the Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available to you as described on the reverse side. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47876-P11952 1. Election of Class I Directors Nominees: 1a. Eric A. Rose, M.D. For 1b. Jason Aryeh For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.